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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(866) 591-1568

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) Wilshire Global Allocation Fund Wilshire 2015 Fund Wilshire 2025 Fund Wilshire 2035 Fund
June 30, 2018

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	3
Disclosure of Fund Expenses	11
Schedules of Investments	13
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	23
Additional Fund Information	31
Privacy Statement	32

 Shares of the Wilshire Global Allocation Fund, Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Ultimus Fund Distributors, LLC.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Funds of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2018 to June 30, 2018, for the Wilshire Global Allocation Fund, Wilshire 2015 Fund, Wilshire 2025 Fund, and Wilshire 2035 Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 3.04% for the first half of the year. During the first six months of the year, growth-oriented stocks outpaced value securities across all market capitalizations. Within the small cap space, growth stocks have generally outpaced value stocks except for the most recent quarter where value led growth. Sector performance was mixed with six of the eleven major sectors producing gains. Information Technology and Consumer Discretionary were the top performers, returning, +11.34% and +10.22%, respectively. Consumer Staples (-7.72%) and Telecommunication Services (-7.78%) were the largest laggards. Concerns over trade and tariffs continued to drive markets this spring, as did increased anti-euro sentiment in Italy.

International Equity Market

Equity markets outside of the U.S. produced mixed results, with the MSCI All Country World ex USA Index down -3.77% for the year-to-date period ended June 30, 2018. As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar was up approximately 5% versus a basket of international currencies. Equity price volatility affected global markets, as tensions seemed to escalate between the U.S. and its major trading partners. The broad developed markets index represented by the MSCI EAFE Index, however, returned 3.47% in local currency. Additionally, the MSCI Japan Index returned -3.66% through June 30. Emerging markets struggled during the second quarter as U.S. trade war fears weighed on export-driven economies, erasing all of the earlier gains from the first quarter. The MSCI Emerging Markets Index produced -6.66% over the same time period.

Bond Market

Bonds overall did not fare well during the first six months of 2018 as concerns around inflation, a global trade war, continued geopolitical risk, and slower than expected economic growth weighed on sentiment. The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the period. While the Federal Reserve raised the federal funds rate in both March and June meetings, rates on longer-term bonds remain low, and the U.S. Treasury yield curve flattened in the second quarter. U.S. Treasuries hit a peak of 3.11% in mid-May but fell to 2.85% by the end of the second quarter. Credit spreads for investment grade bonds widened to 116 bps over U.S. Treasuries at the end of the period. The Bloomberg Barclays US High Yield Index returned 0.16% for the first half of the year as credit spreads remained within a tight range.

Fund Performance Review

The Wilshire Global Allocation Fund returned -0.29%, underperforming the 65/35 Hybrid Index (65% MSCI All Country World Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged)) by 0.11%. The Wilshire 2015 Fund returned 0.00%, underperforming the S&P Target Date 2015 Index by 0.07%. The Wilshire 2025 Fund returned 0.17%, underperforming the S&P Target Date 2025 Index return by 0.12%. The Wilshire 2035 Fund returned 0.51%, underperforming the S&P Target Date 2035 Index by 0.05%. Despite the Funds’ performance for the first six months of 2018, we are confident that each Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. The Funds operate under a fund of funds structure, pursuant to which the Funds invest in underlying affiliated funds (“Underlying Funds”) and unaffiliated investment companies and exchange-traded funds (“ETFs”). An investor in the Funds should understand that alternatively he or she could allocate investments directly to an Underlying Fund, unaffiliated investment company or ETF. By investing indirectly in an Underlying Fund, unaffiliated investment company or ETF through the Funds, an investor bears not only his or her proportionate share of certain expenses of the Funds (such as operating costs), but also, indirectly, similar expenses of an Underlying Fund, unaffiliated investment company or ETF. The management fee charged to the Funds is based on the average daily net assets not invested in the Underlying Funds.

There can be no assurance that a Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year, if applicable. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year, if applicable, in amounts adequate to meet the investor’s goals or retirement needs.

The Bloomberg Barclays US Aggregate Bond Index is made up of the Bloomberg Barclays US Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The MSCI All Country World ex USA Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

Six Months Ended 06/30/18*	(0.29%)
One Year Ended 06/30/18	6.69%
Five Years Ended 06/30/18	6.81%
Ten Years Ended 06/30/18	5.59%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

Six Months Ended 06/30/18*	(0.18%)
One Year Ended 06/30/18	7.57%
Five Years Ended 06/30/18	7.37%
Ten Years Ended 06/30/18	5.56%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged). The MSCI ACWI Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses..

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the six months ended June 30, 2018, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

 (As of June 30, 2018)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar reversed its previous trend and ended the period up approximately 5% versus a basket of international currencies, which heavily impacted U.S.-based investors. Outside of the United States, equities have not fared well, with the MSCI All Country World ex USA Index returning -3.77% for the year-to-date period through June 30. Equity price volatility affected global markets as tensions seemed to escalate between the U.S. and its major trading partners. Emerging markets struggled during the second quarter as trade war concerns weighed on export-driven economies, erasing all of the earlier gain in the first quarter. The MSCI Emerging Markets Index produced -6.66% for the year-to-date period through June 30.

The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the first six months of the year, as credit spreads continue to widen. The ICE Bank of America/Merrill Lynch US High Yield Index gained 1.00% as spreads remained within a tight range. The yield curve flattened during the period as the long end of the curve did not keep pace with the rising yields on the short end of the curve. While the short end of the curve is directly influenced by the federal funds rate, the long end is driven by market outlook. Continued economic growth without upward movement in long rates could be an indication that market participants are expecting an economic slowdown. Globally, continued rhetoric around a trade war, as well as fresh challenges with political developments in Italy, weighed on performance. Demand for risk assets has decreased as central banks roll back stimulus. The Citi World Government Bond Index ended the first six months of the year down -0.94%. Emerging market bonds were heavily impacted by the geopolitical uncertainty.

The Wilshire Global Allocation Fund returned -0.29% for the first six months of 2018, underperforming the custom benchmark* return of -0.18%. Weak relative performance from the Wilshire Small Company Growth and Value Portfolios weighed on results as did a modest overweight to value-oriented securities during the first quarter. Conversely, strong performance from the Wilshire Large Company Growth Portfolio as well as an overweight allocation to international securities during the second quarter helped mitigate relative underperformance.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*Custom Benchmark: 65% MSCI All Country World Index, 35% Bloomberg Barclays Global Aggregate Index (Hedged)

*	Based on percent of the Fund’s total investments at value.

Wilshire Variable Insurance Trust Wilshire 2015 FUND Commentary

Wilshire 2015 FUND

Average Annual Total Returns

Six Months Ended 06/30/18*	0.00%
One Year Ended 06/30/18	5.22%
Five Years Ended 06/30/18	5.76%
Ten Years Ended 06/30/18	5.37%

S&P TARGET DATE 2015 INDEX(1)

Average Annual Total Returns

Six Months Ended 06/30/18*	0.07%
One Year Ended 06/30/18	5.55%
Five Years Ended 06/30/18	6.20%
Ten Years Ended 06/30/18	5.63%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

The S&P Target Date 2015 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the six months ended June 30, 2018, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire 2015 FUND Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

 (As of June 30, 2018)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar reversed its previous trend and ended the period up approximately 5% versus a basket of international currencies, which heavily impacted U.S.-based investors. Outside of the United States, equities have not fared well, with the MSCI All Country World Index ex USA Index returning -3.77% for the year-to-date period through June 30. Equity price volatility affected global markets as tensions seemed to escalate between the U.S. and its major trading partners. Emerging markets struggled during the second quarter as trade war concerns weighed on export-driven economies, erasing all of the earlier gain in the first quarter. The MSCI Emerging Markets Index produced -6.66% for the year-to-date period through June 30.

The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the first six months of the year, as credit spreads continue to widen. The ICE Bank of America/Merrill Lynch US High Yield Index gained 1.00% as spreads remained within a tight range. The yield curve flattened during the period as the long end of the curve did not keep pace with the rising yields on the short end of the curve. While the short end of the curve is directly influenced by the federal funds rate, the long end is driven by market outlook. Continued economic growth without upward movement in long rates could be an indication that market participants are expecting an economic slowdown. Globally, continued rhetoric around a trade war, as well as fresh challenges with political developments in Italy, weighed on performance. Demand for risk assets has decreased as central banks roll back stimulus. The Citi World Government Bond Index ended the first six months of the year down -0.94%. Emerging market bonds were heavily impacted by the geopolitical uncertainty.

The Wilshire 2015 Fund returned 0.00% for the first six months of 2018, underperforming the S&P Target Date 2015 Index return of 0.07%. Strong performance from the Wilshire Large Company Growth Portfolio, Wilshire International Equity and Wilshire Income Opportunities Funds helped results. Conversely, weak relative performance from the Wilshire Small Company Growth and Value Portfolios weighed on results as did a modest overweight to value-oriented securities during the half of the period.

Despite the Fund’s performance for the year-to-date period, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of Fund’s total investments at value.

Wilshire Variable Insurance Trust Wilshire 2025 FUND Commentary

Wilshire 2025 FUND

Average Annual Total Returns

Six Months Ended 06/30/18*	0.17%
One Year Ended 06/30/18	6.68%
Five Years Ended 06/30/18	6.48%
Ten Years Ended 06/30/18	5.37%

S&P TARGET DATE 2025 INDEX(1)

Average Annual Total Returns

Six Months Ended 06/30/18*	0.29%
One Year Ended 06/30/18	7.38%
Five Years Ended 06/30/18	7.60%
Ten Years Ended 06/30/18	6.43%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

The S&P Target Date 2025 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the six months ended June 30, 2018, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire 2025 FUND Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

 (As of June 30, 2018)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar reversed its previous trend and ended the period up approximately 5% versus a basket of international currencies, which heavily impacted U.S.-based investors. Outside of the United States, equities have not fared well, with the MSCI All Country World ex USA Index returning -3.77% for the year-to-date period through June 30. Equity price volatility affected global markets as tensions seemed to escalate between the U.S. and its major trading partners. Emerging markets struggled during the second quarter as trade war concerns weighed on export-driven economies, erasing all of the earlier gain in the first quarter. The MSCI Emerging Markets Index produced -6.66% for the year-to-date period through June 30.

The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the first six months of the year, as credit spreads continue to widen. The ICE Bank of America/Merrill Lynch US High Yield Index gained 1.00% as spreads remained within a tight range. The yield curve flattened during the period as the long end of the curve did not keep pace with the rising yields on the short end of the curve. While the short end of the curve is directly influenced by the federal funds rate, the long end is driven by market outlook. Continued economic growth without upward movement in long rates could be an indication that market participants are expecting an economic slowdown. Globally, continued rhetoric around a trade war, as well as fresh challenges with political developments in Italy, weighed on performance. Demand for risk assets has decreased as central banks roll back stimulus. The Citi World Government Bond Index ended the first six months of the year down -0.94%. Emerging market bonds were heavily impacted by the geopolitical uncertainty.

The Wilshire 2025 Fund returned 0.17% for the first six months of 2018, underperforming the S&P Target Date 2025 Index return of 0.29%. Strong performance from the Wilshire Large Company Growth Portfolio, Wilshire International Equity and Wilshire Income Opportunities Funds helped results. Conversely, weak relative performance from the Wilshire Small Company Growth and Value Portfolios weighed on results as did a modest overweight to value-oriented securities during the half of the period.

Despite the Fund’s performance for the year-to-date period, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of Fund’s total investments at value.

Wilshire Variable Insurance Trust Wilshire 2035 FUND Commentary

Wilshire 2035 FUND

Average Annual Total Returns

Six Months Ended 06/30/18*	0.51%
One Year Ended 06/30/18	8.60%
Five Years Ended 06/30/18	7.48%
Ten Years Ended 06/30/18	5.51%

S&P TARGET DATE 2035 INDEX(1)

Average Annual Total Returns

Six Months Ended 06/30/18*	0.56%
One Year Ended 06/30/18	9.48%
Five Years Ended 06/30/18	8.88%
Ten Years Ended 06/30/18	7.00%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

The S&P Target Date 2035 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

During the ten years ended June 30, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the six months ended June 30, 2018, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire 2035 FUND Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of June 30, 2018)

The Wilshire 5000 Total Market IndexSM returned 3.04% for the first half of the year as concerns around inflation, global trade war, continued geopolitical risk, and slower than expected economic growth weighed on investors’ minds. Inflation fears and valuation concerns caused the CBOE Volatility Index to spike to 37.32 in February before falling to 16.09 at the end of June. Following a global sell-off during early February, the U.S. equity market recovered in the second quarter of 2018. This marks the second longest U.S. bull market since World War II. Volatility continued to be a theme during the second quarter, as U.S. tariffs on Chinese goods and Beijing’s intent to respond “in kind” have increased fears of a trade war; however, these levels are in line with long term historical figures.

Personal income, consumer spending, and the consumer price index have all increased over the year through June 2018, albeit at a slower pace compared to the previous year. Reflecting an improved outlook for growth, the Federal Open Market Committee raised the federal funds rate again in June to between 1.75% and 2.00% and signaled plans to raise rates two more times this year. On the equity front, year to date, growth-oriented securities have outperformed value-oriented stocks, and small capitalization stocks outperformed their large capitalization counterparts.

As global growth slowed and the Federal Reserve adopted a more aggressive stance on interest rates, the U.S. dollar reversed its previous trend and ended the period up approximately 5% versus a basket of international currencies, which heavily impacted U.S.-based investors. Outside of the United States, equities have not fared well, with the MSCI All Country World ex USA Index returning -3.77% for the year-to-date period through June 30. Equity price volatility affected global markets as tensions seemed to escalate between the U.S. and its major trading partners. Emerging markets struggled during the second quarter as trade war concerns weighed on export-driven economies, erasing all of the earlier gain in the first quarter. The MSCI Emerging Markets Index produced -6.66% for the year-to-date period through June 30.

The Bloomberg Barclays US Aggregate Bond Index returned -1.62% for the first six months of the year, as credit spreads continue to widen. The ICE Bank of America/Merrill Lynch US High Yield Index gained 1.00% as spreads remained within a tight range. The yield curve flattened during the period as the long end of the curve did not keep pace with the rising yields on the short end of the curve. While the short end of the curve is directly influenced by the federal funds rate, the long end is driven by market outlook. Continued economic growth without upward movement in long rates could be an indication that market participants are expecting an economic slowdown. Globally, continued rhetoric around a trade war, as well as fresh challenges with political developments in Italy, weighed on performance. Demand for risk assets has decreased as central banks roll back stimulus. The Citi World Government Bond Index ended the first six months of the year down -0.94%. Emerging market bonds were heavily impacted by the geopolitical uncertainty.

The Wilshire 2035 Fund returned 0.51% for the first six months of 2018, underperforming the S&P Target Date 2035 Index return of 0.56%. Strong performance from the Wilshire Large Company Growth Portfolio, Wilshire International Equity and Wilshire Income Opportunities Funds helped results. Conversely, weak relative performance from the Wilshire Small Company Growth and Value Portfolios weighed on results as did a modest overweight to value-oriented securities during the half of the period.

Despite Fund’s performance for the year-to-date period, we believe the Fund is well positioned going into the second half of 2018 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of Fund’s total investments at value.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Funds and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

The table on the next page illustrates the Funds’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Funds at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare each Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that each Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) - (Continued)

	Beginning Account Value 01/01/18	Ending Account Value 6/30/18	Expense Ratio(1)(2)	Expenses Paid During Period 01/01/18- 06/30/18 (3) (4)
Wilshire Global Allocation Fund
Actual Fund Return	$1,000.00	$ 997.10	0.50%	$2.48
Hypothetical 5% Return	$1,000.00	$1,022.32	0.50%	$2.51
Wilshire 2015 Fund
Actual Fund Return	$1,000.00	$1,000.00	0.60%	$2.98
Hypothetical 5% Return	$1,000.00	$1,021.82	0.60%	$3.01
Wilshire 2025 Fund
Actual Fund Return	$1,000.00	$1,001.70	0.60%	$2.98
Hypothetical 5% Return	$1,000.00	$1,027.82	0.60%	$3.01
Wilshire 2035 Fund
Actual Fund Return	$1,000.00	$1,005.10	0.43%	$2.14
Hypothetical 5% Return	$1,000.00	$1,022.66	0.43%	$2.16

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedules of Investments June 30, 2018 (Unaudited)

Wilshire Global Allocation Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 86.5%
Wilshire Income Opportunities Fund - Institutional Class	9,625,056	$98,368,071
Wilshire International Equity Fund - Institutional Class	11,428,220	123,424,772
Wilshire Large Company Growth Portfolio - Institutional Class	943,486	43,268,285
Wilshire Large Company Value Portfolio - Institutional Class	2,552,968	52,463,484
Wilshire Small Company Growth Portfolio - Institutional Class	280,069	8,276,036
Wilshire Small Company Value Portfolio - Institutional Class	499,373	12,319,527
Total Affiliated Registered Investment Companies (Cost $317,933,816)		$338,120,175

OTHER OPEN-END FUNDS — 13.6%
DFA Emerging Markets Core Equity Portfolio - Institutional Class	602,598	12,756,989
Vanguard Total Bond Market Index Fund - Institutional Shares	1,161,202	12,111,333
Vanguard Total International Bond Index Fund - Institutional Shares	864,116	28,351,634
Total Other Open-End Funds (Cost $54,368,119)		$53,219,956

MONEY MARKET FUNDS — 0.1%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (a) (Cost $436,633)	436,633	$436,633

Total Investments at Value — 100.2% (Cost $372,738,568)		$391,776,764

Liabilities in Excess of Other Assets — (0.2%)		(719,114)

Net Assets — 100.0%		$391,057,650

(a)	The rate shown is the 7-day effective yield as of June 30, 2018.

Wilshire 2015 Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 79.7%
Wilshire Income Opportunities Fund - Institutional Class	741,925	$7,582,477
Wilshire International Equity Fund - Institutional Class	354,687	3,830,455
Wilshire Large Company Growth Portfolio - Institutional Class	59,338	2,721,245
Wilshire Large Company Value Portfolio - Institutional Class	146,924	3,019,287
Wilshire Small Company Growth Portfolio - Institutional Class	12,209	360,767
Wilshire Small Company Value Portfolio - Institutional Class	23,902	589,663
Total Affiliated Registered Investment Companies (Cost $16,987,233)		$18,103,894

OTHER OPEN-END FUNDS — 20.4%
Vanguard Total Bond Market Index - Admiral Shares (Cost $4,793,330)	443,873	$4,629,599

MONEY MARKET FUNDS — 0.1%
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (a) (Cost $11,461)	11,461	$11,461

Total Investments at Value — 100.2% (Cost $21,792,024)		$22,744,954

Liabilities in Excess of Other Assets — (0.2%)		(50,763)

Net Assets — 100.0%		$22,694,191

(a) The rate shown is the 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Schedules of Investments June 30, 2018 (Unaudited)

Wilshire 2025 Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 85.4%
Wilshire Income Opportunities Fund - Institutional Class	1,408,714	$14,397,063
Wilshire International Equity Fund - Institutional Class	1,259,641	13,601,160
Wilshire Large Company Growth Portfolio - Institutional Class	193,751	8,885,417
Wilshire Large Company Value Portfolio - Institutional Class	492,691	10,124,796
Wilshire Small Company Growth Portfolio - Institutional Class	42,004	1,241,227
Wilshire Small Company Value Portfolio - Institutional Class	74,513	1,838,239
Total Affiliated Registered Investment Companies (Cost $46,213,694)		$50,087,902

OTHER OPEN-END FUNDS — 14.8%
Vanguard Total Bond Market Index Fund - Institutional Shares (Cost $8,943,206)	830,545	$8,662,589

MONEY MARKET FUNDS — 0.0% (a)
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (b) (Cost $25,003)	25,003	$25,003

Total Investments at Value — 100.2% (Cost $55,181,903)		$58,775,494

Liabilities in Excess of Other Assets — (0.2%)		(98,854)

Net Assets — 100.0%		$58,676,640

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.

Wilshire 2035 Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 92.5%
Wilshire Income Opportunities Fund - Institutional Class	970,513	$9,918,639
Wilshire International Equity Fund - Institutional Class	2,193,224	23,684,419
Wilshire Large Company Growth Portfolio - Institutional Class	350,859	16,090,393
Wilshire Large Company Value Portfolio - Institutional Class	893,717	18,365,877
Wilshire Small Company Growth Portfolio - Institutional Class	69,568	2,055,732
Wilshire Small Company Value Portfolio - Institutional Class	119,128	2,938,880
Total Affiliated Registered Investment Companies (Cost $66,447,744)		$73,053,940

OTHER OPEN-END FUNDS — 7.6%
Vanguard Total Bond Market Index Fund - Institutional Shares (Cost $6,187,887)	576,419	$6,012,046

MONEY MARKET FUNDS — 0.0% (a)
Northern Trust Institutional Government Select Portfolio - Institutional Class, 1.73% (b) (Cost $34,789)	34,789	$34,789

Total Investments at Value — 100.1% (Cost $72,670,420)		$79,100,775

Liabilities in Excess of Other Assets — (0.1%)		(106,068)

Net Assets — 100.0%		$78,994,707

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities June 30, 2018 (Unaudited)

	WILSHIRE GLOBAL ALLOCATION FUND	WILSHIRE 2015 FUND	WILSHIRE 2025 FUND	WILSHIRE 2035 FUND
ASSETS:
Investments in unaffiliated funds, at value (Note 2)	$53,656,589	$4,641,060	$8,687,592	$6,046,835
Investments in affiliated funds, at value (Notes 2 and 5)	338,120,175	18,103,894	50,087,902	73,053,940
Receivable for Fund shares sold	596	550	10,135	4,217
Receivable for investment securities sold	50,677	—	—	—
Dividends receivable	54,317	10,803	20,288	14,136
Reclaims receivable	1,898	—	—	—
Other assets	12,135	889	1,900	2,444
Total assets	391,896,387	22,757,196	58,807,817	79,121,572

LIABILITIES:
Payable for Fund shares redeemed	616,371	37,248	68,853	94,359
Payable for investment securities purchased	53,031	11,363	31,937	7,756
Investment advisory fees payable (Note 3)	51,085	205	12,223	1,234
Distribution fees payable (Note 4)	71,026	6	1,379	5,486
Administration fees payable (Note 3)	18,800	1,100	2,800	3,800
Accrued expenses and other payables	28,424	13,083	13,985	14,230
Total liabilities	838,737	63,005	131,177	126,865

NET ASSETS	$391,057,650	$22,694,191	$58,676,640	$78,994,707

NET ASSETS consist of:
Paid-in capital	$357,492,713	$19,967,061	$50,878,146	$66,456,108
Accumulated net investment income	6,665,892	556,452	1,146,516	1,323,698
Accumulated net realized gains on investments	7,860,999	1,217,748	3,058,387	4,784,546
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated funds	(1,148,163)	(163,731)	(280,617)	(175,841)
Investments in affiliated funds	20,186,359	1,116,661	3,874,208	6,606,196
Net unrealized depreciation on foreign currency translation	(150)	—	—	—

NET ASSETS	$391,057,650	$22,694,191	$58,676,640	$78,994,707

SHARES OUTSTANDING:
(Unlimited shares authorized)	19,092,420	2,072,963	4,999,142	6,653,284

NET ASSET VALUE:
(Offering and redemption price per share)	$20.48	$10.95	$11.74	$11.87

Investments in unaffiliated funds, at cost (Note 2)	$54,804,752	$4,804,791	$8,968,209	$6,222,676
Investments in affiliated funds, at cost (Notes 2 and 5)	317,933,816	16,987,233	46,213,694	66,447,744

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Six Months Ended June 30, 2018 (Unaudited)

	WILSHIRE GLOBAL ALLOCATION FUND	WILSHIRE 2015 FUND	WILSHIRE 2025 FUND	WILSHIRE 2035 FUND
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$386,873	$64,709	$117,562	$80,395
Foreign taxes withheld	(41,155)	—	—	—
Total income	345,718	64,709	117,562	80,395

EXPENSES:
Distribution fees (Note 4)	504,172	29,807	74,307	99,484
Investment advisory fees (Note 3) (a)	267,332	11,916	55,903	14,221
Administration fees (Note 3)	114,739	6,801	16,888	22,661
Professional expenses	44,944	8,853	11,539	13,015
Trustees’ fees and expenses (Note 3)	31,589	1,879	4,645	6,207
Transfer agent fees	4,826	4,853	4,841	4,853
Insurance expense	11,983	738	1,750	2,293
Printing expenses	9,973	1,417	2,231	2,990
Custodian fees	8,464	642	1,020	778
Registration and filing fees	1,580	1,580	1,580	1,580
Chief Compliance Officer expenses	2,307	134	344	464
Other	6,825	2,966	3,327	3,531
Total expenses	1,008,734	71,586	178,375	172,077

Net investment loss	(663,016)	(6,877)	(60,813)	(91,682)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Unaffiliated investments	99,371	1,100	2,001	1,283
Sale of affiliated investment company shares	2,324,297	274,646	685,560	962,974
Foreign currency transactions	272	—	—	—

Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	(1,454,483)	(139,403)	(240,374)	(156,424)
Investments in affiliated funds	(1,234,758)	(132,265)	(317,988)	(294,751)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	1,340	—	—	—
Net realized and unrealized gains (losses) on investments	(263,961)	4,078	129,199	513,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(926,977)	$(2,799)	$68,386	$421,400

(a)

Includes $115,389, $6,024, $45,194 and $6,757 of prior years’ investment advisory fee reductions and expense reimbursements recouped by the Adviser from the Global Allocation Fund, Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund, respectively (Note 3).

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND		WILSHIRE 2015 FUND
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income (loss)	$(663,016)	$7,330,108	$(6,877)	$563,443
Net realized gains from sale of unaffiliated investments, sale of affiliated investment company shares, foreign currency and capital gain distributions from investment companies	2,423,940	5,885,022	275,746	947,057
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(2,687,901)	44,444,002	(271,668)	1,367,249
Net increase (decrease) in net assets resulting from operations	(926,977)	57,659,132	(2,799)	2,877,749

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(9,868,254)	—	(730,921)
Net realized capital gains	—	(4,806,898)	—	(2,417,286)
Total distributions to shareholders	—	(14,675,152)	—	(3,148,207)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Shares sold	913,323	2,547,218	268,114	2,062,320
Shares issued as reinvestment of distributions	—	14,675,151	—	3,148,196
Shares redeemed	(19,944,439)	(58,372,924)	(2,732,023)	(7,961,161)
Net decrease in net assets from capital share transactions	(19,031,116)	(41,150,555)	(2,463,909)	(2,750,645)

Net increase (decrease) in net assets	(19,958,093)	1,833,425	(2,466,708)	(3,021,103)

NET ASSETS:
Beginning of period	411,015,743	409,182,318	25,160,899	28,182,002
End of period	$391,057,650	$411,015,743	$22,694,191	$25,160,899

Accumulated net investment income	$6,665,892	$7,328,636	$556,452	$563,329

CAPITAL SHARE TRANSACTIONS:
Shares sold	44,078	129,059	24,263	175,969
Shares issued as reinvestment of distributions	—	710,066	—	281,689
Shares redeemed	(961,225)	(2,959,450)	(248,650)	(679,003)
Net decrease in shares outstanding	(917,147)	(2,120,325)	(224,387)	(221,345)
Shares outstanding, beginning of period	20,009,567	22,129,892	2,297,350	2,518,695
Shares outstanding, end of period	19,092,420	20,009,567	2,072,963	2,297,350

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets - (Continued)

	WILSHIRE 2025 FUND		WILSHIRE 2035 FUND
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
OPERATIONS:
Net investment income (loss)	$(60,813)	$1,207,617	$(91,682)	$1,415,431
Net realized gains from sale of unaffiliated investments, sale of affiliated investment company shares and capital gain distributions from investment companies	687,561	2,383,802	964,257	3,829,687
Net change in unrealized appreciation (depreciation) of investments	(558,362)	4,492,843	(451,175)	7,308,148
Net increase in net assets resulting from operations	68,386	8,084,262	421,400	12,553,266

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,662,001)	—	(2,199,526)
Net realized capital gains	—	(5,665,184)	—	(8,271,467)
Total distributions to shareholders	—	(7,327,185)	—	(10,470,993)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Shares sold	1,400,472	5,544,082	1,833,618	7,731,893
Shares issued as reinvestment of distributions	—	7,327,179	—	10,470,981
Shares redeemed	(2,915,138)	(17,074,544)	(2,497,927)	(24,022,293)
Net decrease in net assets from capital share transactions	(1,514,666)	(4,203,283)	(664,309)	(5,819,419)

Net decrease in net assets	(1,446,280)	(3,446,206)	(242,909)	(3,737,146)

NET ASSETS:
Beginning of period	60,122,920	63,569,126	79,237,616	82,974,762
End of period	$58,676,640	$60,122,920	$78,994,707	$79,237,616

Accumulated net investment income	$1,146,516	$1,207,329	$1,323,698	$1,415,380

CAPITAL SHARE TRANSACTIONS:
Shares sold	118,377	449,220	153,087	626,229
Shares issued as reinvestment of distributions	—	613,939	—	871,629
Shares redeemed	(247,129)	(1,385,394)	(208,477)	(1,944,887)
Net decrease in shares outstanding	(128,752)	(322,235)	(55,390)	(447,029)
Shares outstanding, beginning of period	5,127,894	5,450,129	6,708,674	7,155,703
Shares outstanding, end of period	4,999,142	5,127,894	6,653,284	6,708,674

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$20.54		$18.49	$18.38		$19.75		$19.42		$16.68

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)		0.37	0.46		0.30		0.23		0.15
Net realized and unrealized gains (losses) on investments	(0.03)		2.43	0.57		(0.30)		0.19		2.90
Total from investment operations	(0.06)		2.80	1.03		0.00		0.42		3.05

Less distributions:
From net investment income	—		(0.50)	(0.31)		(0.37)		(0.09)		(0.31)
From realized capital gains	—		(0.25)	(0.61)		(1.00)		—		—
Total distributions	—		(0.75)	(0.92)		(1.37)		(0.09)		(0.31)

Net asset value, end of period	$20.48		$20.54	$18.49		$18.38		$19.75		$19.42

Total return (b)	(0.29	%)(c)	15.16%	5.62%		0.04%		2.17%		18.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$391,058		$411,016	$409,182		$432,239		$478,350		$157,820
Operating expenses after fee reductions and expense reimbursements and including fees paid indirectly†	0.50	%(d)	0.50%	0.51	%(e)	0.53	%(e)	0.52	%(e)	0.29%
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.44	%(d)	0.41%	0.53%		0.63%		0.57	%(f)	0.29%
Net investment income (loss) (a)	(0.33	%)(d)	1.80%	2.44%		1.48%		1.17%		0.85%
Portfolio turnover rate	7	%(c)	15%	65	%(g)	29%		83	%(g)	151%

(a)

Net investment income (loss) was calculated using the average shares outstanding method for the period. Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had interest expense been excluded, the ratio would have been 0.50%, 0.50% and 0.50% for the years ended December 31, 2016, 2015 and 2014, respectively.

(f)	Had the ratio of operating expenses excluding fee reductions/expense reimbursements and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
(g)	Includes the impact of in-kind transactions.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire 2015 Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$10.95		$11.19	$10.98	$12.28	$12.24		$11.39

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.00	)(b)	0.24	0.29	0.23	0.24		0.22
Net realized and unrealized gains (losses) on investments	0.00	(b)	1.05	0.43	(0.48)	0.35		0.96
Total from investment operations	(0.00	)(b)	1.29	0.72	(0.25)	0.59		1.18

Less distributions:
From net investment income	—		(0.33)	(0.26)	(0.25)	(0.21)		(0.22)
From realized capital gains	—		(1.20)	(0.25)	(0.80)	(0.34)		(0.11)
Total distributions	—		(1.53)	(0.51)	(1.05)	(0.55)		(0.33)

Net asset value, end of period	$10.95		$10.95	$11.19	$10.98	$12.28		$12.24

Total return (c)	0.00%		11.52%	6.52%	(1.98%)	4.78%		10.38%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,694		$25,161	$28,182	$30,089	$34,197		$33,447
Operating expenses after fee reductions and expense reimbursements†	0.60	%(e)	0.60%	0.60%	0.60%	0.62	%(f)	0.60%
Operating expenses before fee reductions and recoupment of previously waived fees and expense reimbursements†	0.55	%(e)	0.53%	0.65%	0.75%	0.75%		0.74%
Net investment income (loss) (a)	(0.06	%)(e)	2.15%	2.51%	1.85%	1.93%		1.82%
Portfolio turnover rate	4	%(d)	31%	108%	21%	38%		23%

(a)

Net investment income (loss) calculated using the average shares outstanding method for the period. Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Amount rounds to less than $0.01 per share.
(c)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(d)	Not annualized.
(e)	Annualized.
(f)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire 2025 Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$11.72		$11.66	$11.19	$12.13	$11.78		$10.68

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)		0.23	0.31	0.22	0.24		0.21
Net realized and unrealized gains (losses) on investments	0.03		1.41	0.45	(0.50)	0.36		1.09
Total from investment operations	0.02		1.64	0.76	(0.28)	0.60		1.30

Less distributions:
From net investment income	—		(0.33)	(0.21)	(0.20)	(0.15)		(0.20)
From realized capital gains	—		(1.25)	(0.08)	(0.46)	(0.10)		—
Total distributions	—		(1.58)	(0.29)	(0.66)	(0.25)		(0.20)

Net asset value, end of period	$11.74		$11.72	$11.66	$11.19	$12.13		$11.78

Total return (b)	0.17	%(c)	14.18%	6.75%	(2.27%)	5.12%		12.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$58,677		$60,123	$63,570	$58,971	$56,782		$48,826
Operating expenses after fee reductions and expense reimbursements†	0.60	%(d)	0.60%	0.60%	0.60%	0.62	%(e)	0.60%
Operating expenses before fee reductions and recoupment of previously waived fees and expense reimbursements†	0.45	%(d)	0.45%	0.62%	0.71%	0.74%		0.71%
Net investment income (loss) (a)	(0.20	%)(d)	1.99%	2.72%	1.83%	1.98%		1.85%
Portfolio turnover rate	9	%(c)	27%	108%	23%	23%		12%

(a)

Net investment income (loss) was calculated using the average shares outstanding method for the period. Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	Not annualized.
(d)	Annualized.
(e)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire 2035 Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$11.81		$11.60	$11.08	$11.88	$11.45		$10.15

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)		0.21	0.31	0.21	0.23		0.21
Net realized and unrealized gains (losses) on investments	0.07		1.76	0.47	(0.48)	0.39		1.31
Total from investment operations	0.06		1.97	0.78	(0.27)	0.62		1.52

Less distributions:
From net investment income	—		(0.34)	(0.18)	(0.19)	(0.14)		(0.20)
From realized capital gains	—		(1.42)	(0.08)	(0.34)	(0.05)		(0.02)
Total distributions	—		(1.76)	(0.26)	(0.53)	(0.19)		(0.22)

Net asset value, end of period	$11.87		$11.81	$11.60	$11.08	$11.88		$11.45

Total return (b)	0.51	%(c)	17.00%	7.08%	(2.21%)	5.39%		14.97%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$78,995		$79,238	$82,975	$73,094	$67,969		$58,033
Operating expenses after fee reductions and expense reimbursements†	0.43	%(d)	0.60%	0.60%	0.60%	0.62	%(e)	0.60%
Operating expenses before fee reductions and recoupment of previously waived fees and expense reimbursements†	0.42	%(d)	0.42%	0.61%	0.71%	0.75%		0.71%
Net investment income (loss) (a)	(0.23	%)(d)	1.78%	2.87%	1.73%	1.96%		1.93%
Portfolio turnover rate	9	%(c)	29%	112%	20%	22%		7%

(a)

Net investment income (loss) was calculated using the average shares outstanding method for the period. Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	Not annualized.
(d)	Annualized.
(e)	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
†	These ratios do not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2018 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in four separate investment portfolios: the Wilshire Global Allocation Fund; the Wilshire 2015 Fund; the Wilshire 2025 Fund; and the Wilshire 2035 Fund (individually a “Fund”, and collectively, the “Funds”). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in shares of certain underlying affiliated funds (the “Underlying Funds”), which are mutual funds advised by Wilshire Associates Incorporated (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Funds may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Wilshire Global Allocation Fund is to realize a high long-term total rate of return consistent with prudent investment risks.

The investment objective of the Wilshire 2015 Fund, the Wilshire 2025 Fund and the Wilshire 2035 Fund is to provide high total return until each Fund’s target retirement date. Thereafter, each Fund’s objective is to seek high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day net asset value (“NAV”) per share as reported by the underlying funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2018, there were no significant changes to the Funds’ fair value methodologies. During the six months ended June 30, 2018, there were no Level 2 or Level 3 securities held by the Funds.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Wilshire Global Allocation Fund
Affiliated Registered Investment Companies	$338,120,175	$—	$—	$338,120,175
Other Open-End Funds	53,219,956	—	—	53,219,956
Money Market Funds	436,633	—	—	436,633
Total	$391,776,764	$—	$—	$391,776,764

Wilshire 2015 Fund
Affiliated Registered Investment Companies	$18,103,894	$—	$—	$18,103,894
Other Open-End Funds	4,629,599	—	—	4,629,599
Money Market Funds	11,461	—	—	11,461
Total	$22,744,954	$—	$—	$22,744,954

Wilshire 2025 Fund
Affiliated Registered Investment Companies	$50,087,902	$—	$—	$50,087,902
Other Open-End Funds	8,662,589	—	—	8,662,589
Money Market Funds	25,003	—	—	25,003
Total	$58,775,494	$—	$—	$58,775,494

Wilshire 2035 Fund
Affiliated Registered Investment Companies	$73,053,940	$—	$—	$73,053,940
Other Open-End Funds	6,012,046	—	—	6,012,046
Money Market Funds	34,789	—	—	34,789
Total	$79,100,775	$—	$—	$79,100,775

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by Underlying Funds and unaffiliated investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from Underlying Funds and unaffiliated investment companies may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds of the Trust in relation to the net assets of each Fund or another reasonable basis. Expenses that are attributable to both the Trust and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Funds and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Under an Investment Advisory Agreement, the Wilshire Global Allocation Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the Fund, excluding assets invested in the Underlying Funds. Under a separate Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee at the annual rate of 0.25% of the average daily net assets of each of the Wilshire 2015 Fund, the Wilshire 2025 Fund and the Wilshire 2035 Fund, excluding assets invested in the Underlying Funds.

The Adviser has entered into expense limitation agreements with the Trust requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, interest, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets for the Wilshire Global Allocation Fund and 0.60% of average daily net assets for each of the Wilshire 2015 Fund, the Wilshire 2025 Fund and the Wilshire 2035 Fund. These agreements to limit expenses continue through at least April 30, 2019. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the year in which the fee reduction or expense reimbursement occurred if the recoupment does not cause a Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. As of June 30, 2018, the amounts of fee reductions and expense reimbursements subject to recoupment by the Adviser are as follows:

	Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund

Expires December 31, 2018	$—	$30,866	$—	$—
Expires December 31, 2019	21,931	12,838	9,334	—
	$21,931	$43,704	$9,334	$—

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

During the six months ended June 30, 2018, the Adviser recouped prior years’ fee reductions in the amounts listed below:

Fund	Fees Recouped
Wilshire Global Allocation Fund	$115,389
Wilshire 2015 Fund	6,024
Wilshire 2025 Fund	45,194
Wilshire 2035 Fund	6,757

Because the Underlying Funds and unaffiliated investment companies have varied fee and expense levels and the Funds may own different proportions of the Underlying Funds and unaffiliated investment companies at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company serves as the Trust’s custodian. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Trust’s administrator and accounting agent and Ultimus Fund Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. Certain officers of the Trust are also officers of Ultimus and/or of the Distributor.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser or Ultimus. The Trust does not pay any remuneration to its officers. The Trust and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $3,000 for Independent Trustees and $4,000 for the Board chair; a telephonic Board meeting fee of $1,500 for Independent Trustees and $2,000 for the Board chair, and a telephonic Committee meeting fee of $500.

4. Distribution and Shareholder Services Plans.

Wilshire Global Allocation Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

The Wilshire 2015, Wilshire 2025 and Wilshire 2035 Funds have adopted a separate plan pursuant to Rule 12b-1 under the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets to pay for distribution and shareholder services provided to shareholders by the Distributor or other financial intermediaries.

5. Security Transactions.

During the six months ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$443,723	$2,200,000
Wilshire 2015 Fund	102,688	—
Wilshire 2025 Fund	1,229,956	—
Wilshire 2035 Fund	950,000	—

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Information regarding the Funds’ investments in the Underlying Funds during the six months ended June 30, 2018 is provided in the table below:

Fund	Value as of December 31, 2017	Cost of Purchases	Proceeds from Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2018
Wilshire Global Allocation Fund
Wilshire Income Opportunities Fund - Institutional Class	$100,323,497	$6,209,116	$(8,158,412)	$145,598	$(151,728)	$98,368,071
Wilshire International Equity Fund - Institutional Class	146,141,754	226,549	(20,390,925)	2,839,539	(5,392,145)	123,424,772
Wilshire Large Company Growth Portfolio - Institutional Class	43,562,579	6,958,620	(10,500,895)	(435,874)	3,683,855	43,268,285
Wilshire Large Company Value Portfolio - Institutional Class	44,381,480	11,273,314	(2,288,334)	(291,359)	(611,617)	52,463,484
Wilshire Small Company Growth Portfolio - Institutional Class	10,303,449	12,488	(2,678,644)	100,102	538,641	8,276,036
Wilshire Small Company Value Portfolio - Institutional Class	10,381,600	2,017,386	(743,986)	(33,709)	698,236	12,319,527
				$2,324,297	$(1,234,758)	$338,120,175
Wilshire 2015 Fund
Wilshire Income Opportunities Fund - Institutional Class	$8,388,751	$421,807	$(1,225,668)	$5,634	$(8,047)	$7,582,477
Wilshire International Equity Fund - Institutional Class	4,432,219	133,536	(651,591)	126,431	(210,140)	3,830,455
Wilshire Large Company Growth Portfolio - Institutional Class	3,187,126	62,754	(757,781)	92,695	136,451	2,721,245
Wilshire Large Company Value Portfolio - Institutional Class	3,241,284	145,154	(307,742)	29,375	(88,784)	3,019,287
Wilshire Small Company Growth Portfolio - Institutional Class	506,382	3,233	(175,450)	15,486	11,116	360,767
Wilshire Small Company Value Portfolio - Institutional Class	509,409	104,433	(56,343)	5,025	27,139	589,663
				$274,646	$(132,265)	$18,103,894
Wilshire 2025 Fund
Wilshire Income Opportunities Fund - Institutional Class	$14,548,274	$1,046,898	$(1,196,885)	$4,383	$(5,607)	$14,397,063
Wilshire International Equity Fund - Institutional Class	15,834,638	224,270	(2,166,395)	423,677	(715,030)	13,601,160
Wilshire Large Company Growth Portfolio - Institutional Class	9,159,147	835,865	(1,761,084)	174,723	476,766	8,885,417
Wilshire Large Company Value Portfolio - Institutional Class	9,381,135	1,359,481	(431,675)	41,325	(225,470)	10,124,796
Wilshire Small Company Growth Portfolio - Institutional Class	1,521,097	18,368	(392,928)	34,863	59,827	1,241,227
Wilshire Small Company Value Portfolio - Institutional Class	1,480,343	336,240	(76,459)	6,589	91,526	1,838,239
				$685,560	$(317,988)	$50,087,902

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

Fund	Value as of December 31, 2017	Cost of Purchases	Proceeds from Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2018
Wilshire 2035 Fund
Wilshire Income Opportunities Fund - Institutional Class	$9,719,519	$911,917	$(713,051)	$2,337	$(2,083)	$9,918,639
Wilshire International Equity Fund - Institutional Class	26,825,677	437,007	(3,084,026)	616,351	(1,110,590)	23,684,419
Wilshire Large Company Growth Portfolio - Institutional Class	15,926,048	1,547,244	(2,545,348)	248,713	913,736	16,090,393
Wilshire Large Company Value Portfolio - Institutional Class	16,257,499	2,892,135	(463,243)	46,508	(367,022)	18,365,877
Wilshire Small Company Growth Portfolio - Institutional Class	2,313,389	33,972	(454,052)	42,557	119,866	2,055,732
Wilshire Small Company Value Portfolio - Institutional Class	2,306,861	545,195	(71,026)	6,508	151,342	2,938,880
				$962,974	$(294,751)	$73,053,940

6. Significant Shareholders.

On June 30, 2018, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts in the separate account of Horace Mann Life Insurance Co. through which shares of the Funds are sold.

Fund
Wilshire Global Allocation Fund (1 omnibus shareholder)	100%
Wilshire 2015 Fund (1 omnibus shareholder)	97%
Wilshire 2025 Fund (1 omnibus shareholder)	98%
Wilshire 2035 Fund (1 omnibus shareholder)	99%

7. Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

The federal tax cost and unrealized appreciation and depreciation at June 30, 2018 for each Fund is as follows:

	Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund
Tax cost of portfolio investments	$374,083,359	$21,801,276	$55,201,611	$72,684,225
Gross unrealized appreciation	$22,616,267	$1,187,468	$4,049,433	$6,842,183
Gross unrealized depreciation	(4,922,862)	(243,790)	(475,550)	(425,633)
Net unrealized appreciation	$17,693,405	$943,678	$3,573,883	$6,416,550

The difference between the book and tax-basis unrealized appreciation (depreciation) for each Fund are attributable primarily to the tax deferral of losses on wash sales.

There were no distributions paid to shareholders during the six months ended June 30, 2018. The tax character of distributions paid to shareholders for the year ended December 31, 2017 was as follows:

Fund	2017 Ordinary Income	2017 Capital Gains
Wilshire Global Allocation Fund	$12,484,912	$2,190,240
Wilshire 2015 Fund	730,921	2,417,286
Wilshire 2025 Fund	1,662,001	5,665,184
Wilshire 2035 Fund	2,199,526	8,271,467

For the six months ended June 30, 2018, the following reclassification was made on the Statements of Assets and Liabilities for the Wilshire Global Allocation Fund as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Accumulated net investment income	$272
Accumulated net realized gains on investments	($272)

Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Wilshire Global Allocation Fund	Wilshire 2015 Fund	Wilshire 2025 Fund	Wilshire 2035 Fund
Undistributed ordinary income	$7,395,136	$616,289	$1,330,206	$1,549,139
Undistributed long-term gains	6,457,351	898,295	2,267,608	3,700,332
Net unrealized appreciation on investments	20,640,917	1,215,345	4,132,294	6,867,728
Net unrealized depreciation on foreign currency translation	(1,490)	—	—	—
Accumulated earnings	$34,491,914	$2,729,929	$7,730,108	$12,117,199

The tax components of accumulated earnings may temporarily differ from the financial components of net assets (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2018 (Unaudited)

8. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into Wilshire Global Allocation Fund on September 22, 2014, the Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in lawsuits filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and in March 2016 the Second Circuit Court of Appeals affirmed this decision. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

10. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

Information on Proxy Voting

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

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Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

Item 2.	Code of Ethics.

Not Applicable.

Item 3.	Audit Committee Financial Expert.

Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on August 14, 2014.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	September 6, 2018

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	September 6, 2018

*	Print the name and title of each signing officer under his or her signature.